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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 4, 2005



                            ATLANTIC BANCGROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       001-15061               59-3543956
           -------                       ---------               ----------
 (State or other jurisdiction      Commission File Number     (I.R.S. Employer
 Of incorporation)                                           Identification No.)




                             1315 South Third Street
                        Jacksonville Beach, Florida 32250
                        ---------------------------------
                    (address of principal executive offices)
                  Registrant's telephone number: (904) 247-9494




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

ITEM 2.02. Results of Operation and Financial Condition

On November 4, 2005, Atlantic BancGroup, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Press Release (solely furnished and not filed for purposes of Item 9.01).

Date: November 4, 2005
                                               Atlantic BancGroup, Inc.
                                               ------------------------
                                               (Registrant)


                                               By: /s/ David L. Young
                                                   ------------------
                                                   David L. Young
                                                   Executive Vice President and
                                                   Chief Financial Officer